UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 17, 2016 (November 14, 2016)

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 14, 2016, the Board of Directors (the "Board") of Microchip Technology Incorporated ("Microchip") approved the amendment and restatement of the Microchip Bylaws to (i) revise Article V to more clearly define the roles of the chief executive officer and the president to reflect that such offices are no longer held by the same person, (ii) revise Article VIII and remove Section 2.6 to consolidate and update the provisions related to Microchip providing notices to its stockholders, (iii) revise Section 9.3 to reflect recent changes in Delaware law related to the execution of stock certificates, (iv) revise Section 9.4 regarding special designations on uncertificated shares; and (v) make certain other conforming changes.
The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1    Amended and Restated Bylaws of Microchip Technology Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2016	Microchip Technology Incorporated (Registrant)

By: /s/ J. Eric Bjornholt__
J. Eric Bjornholt Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBITS

3.1	Amended and Restated Bylaws of Microchip Technology Incorporated